PROVIDENT

Provident Financial Holdings, Inc.

March 31, 2010

www.myprovident.com

Provident Financial Holdings, Inc.

Safe-Harbor Statement

This presentation contains statements that the Corporation believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; the accuracy of the results of our stress test; results of examinations of us by the Office of Thrift Supervision or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; our ability to attract and retain deposits; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2009.

Provident Financial Holdings, Inc.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share price:	$3.48
52-week range:	$2.43 - $10.49
Shares outstanding	11,406,654 shares
Market cap:	$39.7 million
P/E (ttm):	NM
EPS (ttm):	-$0.10
Annual div & yield:	$0.04 (1.15%)
Div distribution date:	23-Mar-10
Div record date:	25-Feb-10
As of March 31, 2010	

Provident Financial Holdings, Inc.

Organizational Chart



Provident Financial Holdings (Holding Company)
Mortgage Banking (Provident Bank Mortgage)
Provident Bank
Community Banking (Provident Bank)
Provident Financial Corp

Provident Financial Holdings, Inc.

PROV Overview

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California
- Sixth largest deposit market share in the Riverside-San Bernardino RMA

PROVIDENT
Provident Financial Holdings, Inc.

Provident Locations



Pleasanton, Northern California
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- City of Industry
- Escondido
- Glendora
- Indiana Ave., Riverside
- Riverside Ave., Riverside

Provident Financial Holdings, Inc.

PROV Highlights

Financial Position:	As of 03/31/2010	As of 12/31/2008
Total Assets ……..……………..………	$ 1.41 Billion	$ 1.55 Billion
Loans Held for Investment …………	$ 1.03 Billion	$ 1.27 Billion
Deposits ……..………………………	$ 947.9 Million	$ 934.8 Million
Equity ……..…………….……..……..	$ 124.4 Million	$ 117.9 Million
Tangible Equity ……………………..	$ 124.4 Million	$ 117.9 Million

Financial Results:	Quarter Ended 03/31/2010	Quarter Ended 12/31/2008
Net Income (Loss) ….……….……..	$ 371,000	$(6.5) Million
Return (Loss) on Average Equity ….	1.20%	(21.44)%
Return (Loss) on Average Assets …	0.10%	(1.67)%
Net Interest Margin ……..………….	2.85%	2.70%
Efficiency Ratio ……………………..	76.57%	57.61%
Total Loan Originations ………..….	$ 359.8 Million	$ 172.5 Million
Provident Bank ….…………..……..	$ 0.6 Million	$ 3.8 Million
Provident Bank Mortgage ……….	$ 359.2 Million	$ 168.7 Million

Total Assets

PROVIDENT
Provident Financial Holdings, Inc.



(In Millions)
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,551
$1,563
$1,580
$1,480
$1,415
$1,405
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)

Provident Financial Holdings, Inc.

Quarterly Net Income


(In Millions)
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
-$8.0
$(6.5)
$(2.6)
$1.3
$(5.0)
$2.6
$0.4
12/08
03/09
06/09*
09/09
12/09
03/10
(Quarter Ended)

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

Provident Financial Holdings, Inc.

Pre-Provision, Pre-Tax Earnings



(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$5.3
$9.1
$13.2
$8.6
$6.7
$2.9
12/08
03/09
06/09 *
09/09
12/09
03/10
(Quarter Ended)

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments



(In Millions)
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
-$8.0
-$10.0
-$12.0
$(9.1)
$(2.1)
$2.2
$(6.6)
$4.7
$(4.4)
$(5.0)
$2.4
$2.0
$2.5
$(1.9)
12/08
03/09
06/09 *
09/09
12/09
03/10
(Quarter Ended)
Community Banking
Mortgage Banking

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction ($596,000 was allocated to Mortgage Banking) and the $734,000 FDIC special assessment expense paid in September 2009.

Provident Financial Holdings, Inc.

Quarterly Net Interest Income



(In Millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$10.2
$10.7
$11.6
$10.1
$9.6
$9.6
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)

Provident Financial Holdings, Inc.

Non-Interest Income



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.9
$1.4
$0.3
$6.1
$0.7
$8.3
$3.9
$3.1
$1.5
$5.2
$1.5
$1.4
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)
Gain (Loss) on Sale of Loans
Other Fees

Net Interest Margin



3.00%
2.75%
2.50%
2.25%
2.00%
2.70%
2.87%
2.99%
2.69%
2.72%
2.85%
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)

Operating Expenses



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$7.2
$7.9
$7.4
$8.6
$9.6
$9.5
12/08
03/09
06/09 *
09/09
12/09
03/10
(Quarter Ended)

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

PROVIDENT
Provident Financial Holdings, Inc.

G&A to Average Assets



3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
1.86%
2.06%
1.86%
2.18%
2.60%
2.70%
12/08
03/09
06/09 *
09/09
12/09
03/10
(Quarter Ended)

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

Efficiency Ratio

Provident Financial Holdings, Inc.



80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
57.61%
46.59%
36.09%
49.97%
58.84%
76.57%
12/08
03/09
06/09 *
09/09
12/09
03/10
(Quarter Ended)

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

Return on Average Assets



1.00%
0.50%
0.00%
-0.50%
-1.00%
-1.50%
-2.00%
-1.67%
-0.67%
0.33%
-1.28%
0.70%
0.10%
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)

Provident Financial Holdings, Inc.

Return on Average Equity



10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
-21.44%
-8.69%
4.51%
-17.68%
9.00%
1.20%
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)

Diluted Earnings per Share



$0.50
$0.25
$0.00
-$0.25
-$0.50
-$0.75
-$1.00
-$1.25
-$1.50
$(1.05)
$(0.41)
$0.21
$(0.82)
$0.37
$0.03
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Book Value per Share



$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$18.98
$18.68
$18.48
$17.51
$10.85
$10.90
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)

Community Banking

PROVIDENT Bank

More for you everyday.

Provident Financial Holdings, Inc.

Loan to Investment Mix


(In Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$145
$137
$125
$55
$40
$36
$1,265
$1,213
$1,166
$1,109
$1,069
$1,033
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)
Loans Held for Investment
Investment Securities

Provident Bank Loan Originations (Primarily "Preferred Loans")

Provident Financial Holdings, Inc.



(In Millions)
$8
$7
$6
$5
$4
$3
$2
$1
$0
$4
$3
$8
$-
$1
$1
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)

Loan Portfolio Mix (Loans Held for Investment)

PROVIDENT
Provident Financial Holdings, Inc.



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(In Millions)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$528
$766
41%
$514
$736
41%
$509
$698
42%
$491
$672
42%
$483
$640
43%
$470
$611
43%
12/08
03/09
06/09
09/09
12/09
03/10
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

"Preferred Loans" – Multi-Family, Commercial Real Estate, Construction and Commercial Business Loans.

Asset Quality

PROVIDENT
Provident Financial Holdings, Inc.

Non-Performing Assets ("NPA"), NPA to Total Assets Ratio and Allowance for Loan Losses to Loans Held for Investment Ratio ("ALLL to LHI")



$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
(In Thousands)
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
(Percentage)

	12/08	03/09	06/09	09/09	12/09	03/10
Non-Performing Assets	$56,963	$80,998	$88,257	$98,222	$100,704	$91,394
NPA to Total Assets	3.67%	5.18%	5.59%	6.64%	7.12%	6.50%
ALLL to LHI	2.69%	3.36%	3.75%	4.97%	4.92%	4.69%

Asset Quality

Provident Financial Holdings, Inc.


Provision for Loan Losses
(In Thousands)
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
$16,536
$13,541
$12,863
$17,206
$2,315
$2,322

	12/08	03/09	06/09	09/09	12/09	03/10
GVA(1)	$5,039	$1,016	$1,822	$9,247	-$1,806	-$614
SVA(2)	$11,497	$12,525	$11,041	$7,959	$4,121	$2,936

(1) General Valuation Allowance.

(2) Specific Valuation Allowance.

Provident Financial Holdings, Inc.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2002 & Prior	2003	2004	2005	2006	2007	2008	2009	YTD 2010	TOTAL
Loan Balance (In Thousands)	$13,499	$23,212	$85,157	$190,501	$150,907	$95,870	$42,735	$1,656	-	$603,537
Weighted Avg. LTV (1)	52%	70%	76%	72%	70%	73%	75%	57%	-	72%
Weighted Avg. Age (In Years)	14.01	6.60	5.54	4.69	3.71	2.72	1.99	0.85	-	4.33
Weighted Avg. FICO (2)	696	722	722	731	742	734	743	750	-	733
Number of Loans	145	90	256	490	338	185	78	7	-	1,589
Geographic Breakdown (%)										
Inland Empire	36%	40%	30%	31%	29%	29%	26%	100%	-	30%
Southern California (Other than Inland Empire)	58%	56%	63%	61%	52%	43%	48%	0%	-	55%
Other California	4%	4%	6%	7%	17%	27%	26%	0%	-	14%
Other States	2%	0%	1%	1%	2%	1%	0%	0%	-	1%
	100%	100%	100%	100%	100%	100%	100%	100%	-	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Commercial Real Estate – Loans Held for Investment

	Year of Origination									
	2002 & Prior	2003	2004	2005	2006	2007	2008	2009	YTD 2010	TOTAL (3) (4)
Loan Balance (In Thousands)	$9,837	$12,808	$12,382	$16,835	$22,383	$21,526	$6,289	$11,253	-	$113,313
Weighted Avg. LTV (1)	47%	46%	50%	49%	57%	55%	38%	60%	-	52%
Weighted Avg. Debt Coverage Ratio (2)	1.44x	1.64x	2.27x	2.14x	2.37x	2.39x	1.74x	1.06x	-	2.00x
Weighted Avg. Age (In Years)	10.03	6.76	5.72	4.71	3.65	2.76	1.93	0.75	-	4.39
Weighted Avg. FICO (2)	736	729	713	699	721	716	756	722	-	719
Number of Loans	16	21	20	22	26	24	10	5	-	144
Geographic Breakdown (%)										
Inland Empire	90%	53%	46%	66%	23%	44%	7%	86%	-	50%
Southern California (Other than Inland Empire)	9%	47%	54%	34%	76%	47%	93%	0%	-	46%
Other California	1%	0%	0%	0%	1%	9%	0%	0%	-	2%
Other States	0%	0%	0%	0%	0%	0%	0%	14%	-	2%
	100%	100%	100%	100%	100%	100%	100%	100%	-	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than the Inland Empire.

(4) Comprised of the following: $28.4 million in Retail; $27.3 million in Office; $11.6 million in Mixed Use; $10.7 million in Light Industrial/Manufacturing; $10.6 million in Medical/Dental Office; $5.9 million in Warehouse; $3.7 million in Restaurant/Fast Food; $3.6 million in Mini-Storage; $3.1 million in Research and Development; $2.6 million in Mobile Home Parks; $2.0 million in Schools; $1.9 million in Hotel and Motel; $1.1 million in Automotive – Non Gasoline; and $803,000 in Other.

(5) Consisting of $73.2 million or 64.6% in investment properties and $40.1 million or 35.4% in owner occupied properties.

Asset Quality

Multi-Family – Loans Held for Investment

	Year of Origination									
	2002 & Prior	2003	2004	2005	2006	2007	2008	2009	YTD 2010	TOTAL
Loan Balance (In Thousands)	$6,116	$17,085	$41,780	$57,526	$103,727	$102,163	$16,508	$1,624	$515	$347,044
Weighted Avg. LTV (1)	39%	56%	51%	54%	56%	57%	52%	50%	69%	55%
Weighted Avg. Debt Coverage Ratio (2)	1.89x	1.43x	1.46x	1.29x	1.27x	1.25x	1.40x	1.21x	1.28x	1.31x
Weighted Avg. Age (In Years)	9.85	6.63	5.76	4.74	3.79	2.73	1.93	1.12	0.01	4.01
Weighted Avg. FICO (2)	740	731	710	709	712	701	755	735	777	716
Number of Loans	15	30	57	92	116	122	22	1	2	457
Geographic Breakdown (%)										
Inland Empire	36%	5%	21%	7%	12%	3%	9%	0%	0%	10%
Southern California (Other than Inland Empire)	64%	87%	75%	65%	60%	83%	89%	100%	0%	72%
Other California	0%	8%	3%	27%	25%	14%	2%	0%	100%	17%
Other States	0%	0%	1%	1%	3%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Geographic Locations

	Inland Empire		Southern California (1)		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$184,780	30%	$332,312	55%	$83,636	14%	$6,761	1%	$607,489	100%
Multi-Family	32,405	10%	250,992	72%	60,004	17%	3,643	1%	347,044	100%
Commercial Real Estate	57,145	50%	52,214	46%	2,325	2%	1,629	2%	113,313	100%
Construction	1,944	83%	400	17%	-	0%	-	0%	2,344	100%
Other loans	1,532	100%	-	0%	-	0%	-	0%	1,532	100%
Total	$277,806	26%	$635,918	59%	$145,965	14%	$12,033	1%	$1,071,722	100%

(1) Other than the Inland Empire.

Transaction Accounts, CDs & Borrowings



(In Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$481
$478
$457
$417
$335
$310
$618
$608
$637
$556
$521
$498
$317
$340
$352
$376
$416
$450
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

PROVIDENT
Provident Financial Holdings, Inc.

Deposit Composition


$498
$201
$178
$48
$23
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
(In Millions)
As of 03/31/2010
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market


$618
$137
$116
$40
$24
$700
$600
$500
$400
$300
$200
$100
$0
(In Millions)
As of 12/31/2008
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

PROVIDENT
Bank Mortgage™
Faster funded home loans.

PROVIDENT
Provident Financial Holdings, Inc.

Provident Bank Mortgage Loan Originations



(In Millions)
$700
$600
$500
$400
$300
$200
$100
$0
$169
$-
$366
$1
$617
$1
$492
$-
$465
$-
$359
$-
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)
Saleable
Portfolio

Provident Financial Holdings, Inc.

Provident Bank Mortgage Locked Pipeline

Locked Pipeline - Available for Sale

(In Thousands)


$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$(0)

	12/08	03/09	06/09	09/09	12/09	03/10
Gross Locked Pipeline	$77,243	$338,103	$159,726	$206,321	$114,464	$177,101
Net Locked Pipeline (1)	$45,573	$206,966	$104,630	$131,149	$76,755	$123,449

(Quarter Ended)

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Purchase vs. Refinance

Provident Financial Holdings, Inc.


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	12/08	03/09	06/09	09/09	12/09	03/10
Refinance	17%	56%	60%	39%	50%	43%
Purchase	83%	44%	40%	61%	50%	57%

(Quarter Ended)

Loan Sale Margin


1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.80%
1.68%
1.33%
1.42%
1.33%
1.45%
0.59%
0.82%
1.27%
1.55%
0.36%
0.65%
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision

Provident Financial Holdings, Inc.

Capital Management

Stockholders' Equity

Provident Financial Holdings, Inc.



(In Millions)
$130
$125
$120
$115
$110
$105
$100
$118
$116
$115
$109
$124
$124
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)

Provident Financial Holdings, Inc.

Cash Dividend per Share



$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.05
$0.03
$0.03
$0.01
$0.01
$0.01
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)

Consolidated Capital Ratio



Equity to Assets
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
7.60%
7.43%
7.27%
7.36%
8.74%
8.85%
12/08
03/09
06/09
09/09
12/09
03/10
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Bank Capital Ratios



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	12/08	03/09	06/09	09/09	12/09	03/10
Core Capital Ratio	7.25%	7.06%	6.88%	7.03%	8.41%	8.53%
Tier 1 Risk-Based Capital Ratio	11.63%	11.42%	11.78%	11.89%	13.79%	14.25%
Total Risk-Based Capital Ratio	12.88%	12.68%	13.05%	13.16%	15.06%	15.53%

(Quarter Ended)

To be deemed "Well Capitalized," the Bank must maintain its Core Capital Ratio, Tier 1 Risk-Based Capital Ratio and Total Risk-Based Capital Ratio at or above 5.00%, 6.00% and 10.00%, respectively.

Provident Financial Holdings, Inc.

Value Proposition

Stock Price to Tangible Book Value Multiple


2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	Jun 2008	Sep 2008	Dec 2008	Mar 2009	Jun 2009	Sep 2009	Dec 2009	Mar 2010
Price/TBV	0.47x	0.44x	0.24x	0.28x	0.30x	0.46x	0.25x	0.32x

PROVIDENT

Provident Financial Holdings, Inc.

PROV

NASDAQ

LISTED

www.myprovident.com